NEWS

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982
Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Third Quarter 2013 Results

ROSEMEAD, Calif., October 29, 2013 – Edison International (NYSE: EIX) today reported third quarter results, as summarized below.

Third Quarter and Year-to-Date Results Summary

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Share	2013	2012	2013	2012
Basic earnings from continuing operations	$1.42	$1.09	$1.88	$2.20
Basic earnings (loss) from discontinued operations	(0.08)	(0.51)	0.00	(1.11)
Basic earnings	$1.34	$0.58	$1.88	$1.09
Core earnings	$1.42	$1.00	$2.98	$2.11
Note: See Use of Non-GAAP Financial Measures in Appendix.

“Edison International's earnings performance was solid this quarter reflecting continued cost management efforts and favorable tax benefits,” said Ted Craver, chairman and chief executive officer of Edison International. “Based on our year to date performance and positive outlook, we have increased our 2013 earnings guidance.”
Third Quarter Earnings Detail

Southern California Edison's (SCE) third quarter 2013 basic and core earnings were $1.46 per share compared to earnings of $1.11 per share in the third quarter of 2012. The change in core earnings was primarily due to the timing of finalizing SCE's 2012 General Rate Case and income tax benefits. In addition, SCE's return on its investment resulting from rate base growth was offset by a lower authorized 2013 return on common equity.

Edison International parent company and other reported third quarter 2013 basic losses from continuing operations of $(0.04) per share compared to $(0.02) per share in the third quarter of 2012. Third quarter 2013 core losses were $(0.04) per share compared to $(0.11) per share in the third quarter of 2012.The change in core earnings was mainly due to lower consolidated state income taxes.

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Edison International Reports Third Quarter 2013 Financial Results

Year-to-Date Earnings Detail

SCE's year-to-date 2013 basic earnings were $1.97 per share compared to $2.26 per share for the same period last year. SCE's year-to-date core earnings were $3.09 per share compared to $2.26 per share for the same period last year. The change in core earnings was primarily due to the timing of finalizing SCE's 2012 General Rate Case and income tax benefits. In addition, SCE's return on its investment resulting from rate base growth was offset by a lower authorized 2013 return on common equity.

Edison International parent company and other reported year-to-date 2013 basic losses from continuing operations of $(0.09) per share compared to $(0.06) per share in the same period in 2012. Core losses from continuing operations in the year-to-date period of 2013 were $(0.11) per share compared to $(0.15) per share in the same period in 2012. The change in core earnings for the year-to-date period in 2013 was mainly due to lower consolidated state income taxes.

2013 Earnings Guidance

The company increased its 2013 core earnings guidance to $3.60 to $3.70 per share and its basic earnings guidance to $2.50 to $2.60 per share. Guidance increased largely due to updated income tax and lower operation and maintenance cost assumptions. See the risk disclosure statement in the Appendix and the presentation accompanying the company’s conference call for further information.

Reconciliation of 2013 Core Earnings Guidance to
Basic Earnings Guidance

	2013 Earnings Guidance as of 8/1/13	2013 Earnings Guidance as of 10/29/13
SCE	$3.50	$3.80
EIX Parent & Other	(0.15)	(0.15)
EIX Core EPS	$3.25 - $3.45	$3.60 - $3.70
Non-core Items	(1.03)	(1.10)
EIX Basic EPS	$2.22 - $2.42	$2.50 - $2.60
Note: See Use of Non-GAAP Financial Measures in Appendix. Non-core items from year-to-date period only.

About Edison International

Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in energy services and technologies, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities.

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Edison International Reports Third Quarter 2013 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of earnings or earnings per share.

Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in EIX parent & other.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s 2012 Form 10-K, most recent Form 10-Q, and other reports and presentations filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:            Tuesday, October 29, 2013, 2:00 p.m. (Pacific Daylight Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-800-756-6241 (US) and 1-402-998-0456 (Int’l) - Passcode: 468529
Telephone replay available through November 7, 2013
Webcast:        www.edisoninvestor.com

Edison International Reports Third Quarter 2013 Financial Results

Summary Financial Schedules

Third Quarter Basic Earnings Per Share

	Three Months Ended September 30,
Earnings (Loss) Per Share Attributable to Edison International	2013	2012	Change
SCE	$1.46	$1.11	$0.35
EIX parent & other	(0.04)	(0.02)	(0.02)
Earnings from continuing operations	1.42	1.09	$0.33
Earnings (loss) from discontinued operations	(0.08)	(0.51)	$0.43
Basic earnings	$1.34	$0.58	$0.76
Diluted earnings	$1.34	$0.58	$0.76
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Third Quarter Reconciliation of Core Earnings Per Share
to Basic Earnings Per Share

	Three Months Ended September 30,
Earnings (Loss) Per Share Attributable to Edison International	2013	2012	Change
Core earnings
SCE	$1.46	$1.11	$0.35
EIX parent & other	(0.04)	(0.11)	0.07
Core earnings	1.42	1.00	0.42
Non-core items
EIX parent & other	—	0.09	(0.09)
Earnings (loss) from discontinued operations	(0.08)	(0.51)	0.43
Total non-core items	(0.08)	(0.42)	0.34
Basic earnings	$1.34	$0.58	$0.76
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Third Quarter 2013 Financial Results

Third Quarter Basic Earnings

	Three Months Ended September 30,
Earnings (Loss) (in millions) Attributable to Edison International	2013	2012	Change
SCE	$477	$363	$114
EIX parent & other	(14)	(6)	(8)
Earnings from continuing operations	463	357	106
Earnings (loss) from discontinued operations	(25)	(167)	142
Basic earnings	$438	$190	$248
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Third Quarter Reconciliation of Core Earnings to Basic Earnings

	Three Months Ended September 30,
Earnings (Loss) (in millions) Attributable to Edison International	2013	2012	Change
Core earnings
SCE	$477	$363	$114
EIX parent & other	(14)	(37)	23
Core earnings	463	326	137
Non-core items
EIX parent & other	—	31	(31)
Earnings (loss) from discontinued operations	(25)	(167)	142
Total non-core items	(25)	(136)	111
Basic earnings	$438	$190	$248
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Third Quarter 2013 Financial Results

Year-to-Date Basic Earnings Per Share

	Nine Months Ended September 30,
Earnings (Loss) Per Share Attributable to Edison International	2013	2012	Change
SCE	$1.97	$2.26	$(0.29)
EIX parent & other	(0.09)	(0.06)	(0.03)
Earnings from continuing operations	1.88	2.20	$(0.32)
Earnings (loss) from discontinued operations	0.00	(1.11)	$1.11
Basic earnings	$1.88	$1.09	$0.79
Diluted earnings	$1.87	$1.09	$0.78
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Year-to-Date Reconciliation of Core Earnings Per Share
to Basic Earnings Per Share

	Nine Months Ended September 30,
Earnings Per Share Attributable to Edison International	2013	2012	Change
Core earnings (loss)
SCE	$3.09	$2.26	$0.83
EIX parent & other	(0.11)	(0.15)	0.04
Core earnings	2.98	2.11	0.87
Non-core items
SCE - asset impairment	(1.12)	—	(1.12)
EIX parent & other	0.02	0.09	(0.07)
Earnings (loss) from discontinued operations	—	(1.11)	1.11
Total non-core items	(1.10)	(1.02)	(0.08)
Basic earnings	$1.88	$1.09	$0.79
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Third Quarter 2013 Financial Results

Year-to-Date Basic Earnings

	Nine Months Ended September 30,
Earnings (Loss) (in millions) Attributable to Edison International	2013	2012	Change
SCE	$642	$736	$(94)
EIX parent & other	(27)	(19)	(8)
Earnings from continuing operations	615	717	(102)
Earnings (loss) from discontinued operations	(1)	(360)	359
Basic earnings	$614	$357	$257
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Year-to-Date Reconciliation of Core Earnings to Basic Earnings

	Nine Months Ended September 30,
Earnings (Loss) (in millions) Attributable to Edison International	2013	2012	Change
Core earnings
SCE	$1,007	$736	$271
EIX parent & other	(34)	(50)	16
Core earnings	973	686	287
Non-core items
SCE - asset impairment	(365)	—	(365)
EIX parent & other	7	31	(24)
Earnings (loss) from discontinued operations	(1)	(360)	359
Total non-core items	(359)	(329)	(30)
Basic earnings	$614	$357	$257
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Third Quarter 2013 Financial Results

Consolidated Statements of Income	Edison International

	Three months ended September 30,		Nine months ended September 30,
(in millions, except per-share amounts, unaudited)	2013	2012	2013	2012
Operating revenue	$3,960	$3,734	$9,638	$8,802
Fuel	95	83	249	220
Purchased power	1,713	1,612	3,569	3,049
Operation and maintenance	971	993	2,809	2,891
Depreciation, decommissioning and amortization	392	399	1,224	1,187
Asset impairment and others	—	(66)	575	(65)
Total operating expenses	3,171	3,021	8,426	7,282
Operating income	789	713	1,212	1,520
Interest and other income	28	38	91	110
Interest expense	(137)	(131)	(402)	(390)
Other expenses	(15)	(10)	(38)	(36)
Income from continuing operations before income taxes	665	610	863	1,204
Income tax expense	177	228	173	421
Income from continuing operations	488	382	690	783
Loss from discontinued operations, net of tax	(25)	(167)	(1)	(360)
Net income	463	215	689	423
Dividends on preferred and preference stock of utility	25	25	75	66
Net income attributable to Edison International common shareholders	$438	$190	$614	$357
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$463	$357	$615	$717
Loss from discontinued operations, net of tax	(25)	(167)	(1)	(360)
Net income attributable to Edison International common shareholders	$438	$190	$614	$357
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$1.42	$1.09	$1.88	$2.20
Discontinued operations	(0.08)	(0.51)	—	(1.11)
Total	$1.34	$0.58	$1.88	$1.09
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	328	329	329	328
Continuing operations	$1.41	$1.09	$1.87	$2.18
Discontinued operations	(0.07)	(0.51)	—	(1.09)
Total	$1.34	$0.58	$1.87	$1.09
Dividends declared per common share	$0.3375	$0.325	$1.0125	$0.975

Edison International Reports Third Quarter 2013 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, unaudited)	September 30, 2013	December 31, 2012
ASSETS
Cash and cash equivalents	$610	$170
Receivables, less allowances of $72 and $75 for uncollectible accounts at respective dates	1,174	762
Accrued unbilled revenue	798	550
Inventory	272	340
Prepaid taxes	27	22
Derivative assets	47	129
Margin and collateral deposits	14	8
Regulatory assets	506	572
Other current assets	155	119
Total current assets	3,603	2,672
Nuclear decommissioning trusts	4,332	4,048
Other investments	201	186
Total investments	4,533	4,234
Utility property, plant and equipment, less accumulated depreciation of $7,817 and $7,424 at respective dates	29,734	30,200
Nonutility property, plant and equipment, less accumulated depreciation of $74 and $123 at respective dates	75	73
Total property, plant and equipment	29,809	30,273
Derivative assets	207	85
Restricted deposits	4	4
Regulatory assets	8,015	6,422
Other long-term assets	527	704
Total long-term assets	8,753	7,215

Total assets	$46,698	$44,394

Edison International Reports Third Quarter 2013 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts, unaudited)	September 30, 2013	December 31, 2012
LIABILITIES AND EQUITY
Short-term debt	$1,528	$175
Current portion of long-term debt	401	—
Accounts payable	1,240	1,423
Accrued taxes	103	61
Accrued interest	102	176
Customer deposits	199	193
Derivative liabilities	174	126
Regulatory liabilities	629	536
Deferred income taxes	159	64
Other current liabilities	854	990
Total current liabilities	5,389	3,744
Long-term debt	9,232	9,231
Deferred income taxes	6,546	6,127
Deferred investment tax credits	106	104
Customer advances	132	149
Derivative liabilities	1,137	939
Pensions and benefits	2,237	2,614
Asset retirement obligations	3,371	2,782
Regulatory liabilities	4,989	5,214
Other deferred credits and other long-term liabilities	2,117	2,299
Total deferred credits and other liabilities	20,635	20,228
Total liabilities	35,256	33,203
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,397	2,373
Accumulated other comprehensive loss	(79)	(87)
Retained earnings	7,371	7,146
Total Edison International's common shareholders' equity	9,689	9,432
Preferred and preference stock of utility	1,753	1,759
Total noncontrolling interests	1,753	1,759
Total equity	11,442	11,191
Total liabilities and equity	$46,698	$44,394

Edison International Reports Third Quarter 2013 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Nine months ended September 30,
(in millions, unaudited)	2013	2012
Cash flows from operating activities:
Net income	$689	$423
Less: Loss from discontinued operations	(1)	(360)
Income from continuing operations	690	783
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,224	1,187
Regulatory impacts of net nuclear decommissioning trust earnings	265	147
Other amortization and other	54	51
Asset impairment	575	—
Gain on sale of assets and other	(2)	(65)
Stock-based compensation	18	24
Deferred income taxes and investment tax credits	257	176
Proceeds from U.S. treasury grants	—	29
Changes in operating assets and liabilities:
Receivables	(406)	(328)
Inventory	68	13
Margin and collateral deposits, net of collateral received	(74)	6
Prepaid taxes	(5)	319
Other current assets	(276)	(254)
Rent payments in excess of levelized rent expense		—
Accounts payable	155	162
Accrued taxes	27	61
Other current liabilities	(130)	(124)
Derivative assets and liabilities, net	207	1
Regulatory assets and liabilities, net	94	210
Other assets	127	(26)
Other liabilities	(615)	326
Operating cash flows from continuing operations	2,253	2,698
Operating cash flows from discontinued operations, net	—	(540)
Net cash provided by operating activities	2,253	2,158
Cash flows from financing activities:
Long-term debt issued	398	395
Long-term debt issuance costs	(4)	(4)
Long-term debt repaid	(5)	(4)
Bonds remarketed, net	195	—
Bonds purchased	(196)	—
Preference stock issued, net	387	804
Preference stock redeemed	(400)	(75)
Short-term debt financing, net	1,352	(31)
Settlements of stock-based compensation, net	(40)	(34)
Dividends to noncontrolling interests	(82)	(63)
Dividends paid	(330)	(318)
Financing cash flows from continuing operations	1,275	670
Financing cash flows from discontinued operations, net	—	354
Net cash provided by financing activities	$1,275	$1,024

Edison International Reports Third Quarter 2013 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Nine months ended September 30,
(in millions, unaudited)	2013	2012
Cash flows from investing activities:
Capital expenditures	$(2,761)	$(3,105)
Proceeds from sale of nuclear decommissioning trust investments	4,574	1,525
Purchases of nuclear decommissioning trust investments and other	(4,857)	(1,689)
Proceeds from sale of interest in project, net	—	107
Investments in new businesses	(18)	—
Customer advances for construction and other investments	(26)	7
Investing cash flows from continuing operations	(3,088)	(3,155)
Investing cash flows from discontinued operations, net	—	(361)
Net cash used by investing activities	(3,088)	(3,516)
Net increase (decrease) in cash and cash equivalents	440	(334)
Cash and cash equivalents at beginning of period	170	1,469
Cash and cash equivalents at end of period	610	1,135
Cash and cash equivalents from discontinued operations	—	753
Cash and cash equivalents from continuing operations	$610	$382